allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

2001 Analyst Conference

May 2, 2001

Dallas, Texas

allegiancetelecom,inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Clay Myers

Senior Vice President of Finance and Accounting

Current Billing Platform

- "Outsourced" billing system
- Limited integration with order entry or OSS
- Limited development of tools available to:
  - Automate workflow from order entry
  - Interface to provisioning and care
  - Cycle billing more frequently
  - Improve credit & collections tools
  - Control traffic mediation & data management
- Expensive to operate & maintain
- Must manually manage accuracy & timeliness

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Days Sales Outstanding



($MM)
Days
120
100
80
60
40
20
0
85
60
35
10
Net Accounts Receivable
Total revenues
Net A/R DSO
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
1999
2000

DSO Attack Plan

- Developed an interface from provisioning to billing
  - Eliminate manual keying & condense cycle times
  - Improved accuracy reduces delays & disputes
- Deploy multiple billing cycles for large markets
  - Fewer cycling delays on invoice delivery from cut date
- Expand customers' payment options
  - Increase use of credit & debit cards
  - Deploy web-based payment capabilities
- Energize collections activities for all outstanding AR
- Implement new, scalable applications

Integrated Billing Solution

- Require integrated, scaleable solution
- Implementing an Enterprise Class application
- Substantially expand capabilities and control
  - Automate workflow from order to activation
  - Direct interface to COE, TBS & Clarify
  - Customize billing cycle frequency
  - Improved credit & collections tools
  - Control of mediation, presentation & data
- Opportunity for overall cost reduction
- Substantial improvement in timeliness & accuracy

allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Allegiance Telecom Financial Overview

Contents

- 2001 Plan
- Allegiance Funding Status
- Summary of Credit Facility
- Valuation per Line: Allegiance vs ILECs
- Economic Analysis of Overbuilding the Last Mile

2001 - Continued Growth and Expansion

	Q1	Q2	Q3	Q4	Total 2001	Increase over 2000
Markets	completion of business plan target				36	33%
Net Line Installs	125K	135K	145K	155K	560K	53%
Revenues	$105	$124	$148	$173	$550	96%
EBITDA	improvement throughout course of year				($100) to ($105)	
Capex					$350	

$'s in Millions

allegiancetelecom, inc.
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Allegiance's Fully Funded Business Plan

	2001	2002	2003	2004	2005
Beginning Cash Balance Plus Undrawn Credit Facility	$ 1,158	$ 706	$ 372	$ 234	$ 286
EBITDA[1]	$ (103)	$ (4)	$ 203	$ 437	$ 687
Less: CAPEX[1]	$ 343	$ 290	$ 249	$ 258	$ 306
Less: Net Interest Expense (Int Expense + Int Income)	$ 7	$ 40	$ 92	$ 97	$ 87
Ending Cash Balance[2] PlusUndrawn Credit Facility[3]	**$ 706**	**$ 372**	**$ 234**	**$ 286**	**$ 534**

Note 1: Projections are based on Wall Street analysts' estimates

2: Ending balance will be reduced by working capital and opportunistic acquisitions

3. $30MM of term loan paid down in 2004 and $45MM paid down in 2005

allegiancetelecom,inc.

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Allegiance's Balance Sheet Structure

	2000		2001		2002		2003		2004		2005	
High Yield Note 1	$	342.8	$	438.4	$	445.0	$	445.0	$	445.0	$	445.0
High Yield Note 2	$	201.5	$	205.0	$	205.0	$	205.0	$	205.0	$	205.0
Misc. Leases	$	22.0	$	22.0	$	22.0	$	22.0	$	22.0	$	22.0
Credit Facility	$	-	$	-	$	150.0	$	266.4	$	236.4	$	191.4
Total Debt	$	566.3	$	665.4	$	822.0	$	938.4	$	908.4	$	863.4
Paid in Equity	$	1,733.6	$	1,733.6	$	1,733.6	$	1,733.6	$	1,733.6	$	1,733.6
Total Capitalization		2,299.9		2,399.0		2,555.6		2,672.0		2,642.0		2,597.0
Debt to Paid in Capitalization%		**24.6%**		**27.7%**		**32.2%**		**35.1%**		**34.4%**		**33.2%**

allegiancetelecom,inc.

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$500MM Senior Secured Credit

Facility Summary of Terms

- Facilities:
  - $350 MM Revolving Credit Facility
  - $150 MM delayed draw Term Loan
- Availability:
  - Amounts available under the Revolving Credit Facility may be borrowed, repaid and reborrowed until the maturity date
  - Under Term Loan, the full $150MM must be drawn on or before 24 months after the closing date -- before Feb. 15, 2002
- Maturities:
  - Revolving Credit Facility - December 31, 2006
  - Term Loan - December 31, 2006
- Interest Rate: LIBOR plus 2.00%-3.25% depending on the total leverage ratio

2001 Guidance vs Covenants

	Q1 01	Q2 01	Q3 01	Q4 01	2001	2002
Minimum Revenue						
Guidance	$ 105.0	$ 124.0	$ 148.0	$ 173.0	$ 550.0	$ 901.1
Cushion Against Analyst Projections	$ 20.0	$ 24.0	$ 28.0	$ 33.0	$ 105.0	$ 146.1
Maximum Capital Expenditures						
Guidance					$ 350.0	$ 290.0
Cushion Against Analyst Projections					$ 150.0	$ 110.0
Total Debt/Capitalization	---$600 MM in Additional Debt Capacity---					

Note 1: 2001 projections are based on Allegiance guidance

2002 projections are based on Wall Street analysts' estimates

allegiancetelecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT®

Unbundled Loops vs Overbuilding the Last Mile with Fiber



ILEC Collocation Strategy
ALGX Switch Site
ILEC CO#3
ILEC CO#1
ILEC CO#2
%
%
IDLC
Unbundled Loop
$12/month
Overbuild Last Mile with Fiber
House Pair
$2 per month
ALGX Switch Site
ILEC CO#2
ILEC CO#1
%
IDLC
Fiber Lateral
and Building POP construction
$95,000

Less than 10% of commercial buildings in major cities (1.6% of all commercial buildings nationwide) have lit fiber connections. - Dain Rauscher Wessels research report

Lines from Fiber Served Bldgs Generate Higher Gross Margin but Require Much More Capital at Risk

	ILEC Collocation Strategy	Overbuild Last Mile with Fiber
Gross Margins	60%	70%
Gross Margin $ per Line @ $55 Rev/Line	$33	$39
Penetration	5%-10%	5%-10%
Capital per Line	$300-$400	$1,900-$3,500
Months to Payback Capital with Gross Margin$	9 - 12	49 - 90
Penetration	25%-30%	25%-30%
Capital per Line	$200-$220	$800-$900
Months to Payback Capital with Gross Margin$	6 - 7	21 - 23

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Allegiance Model: Capital Efficient, Less Capital at Risk

ILEC Collocation Strategy

60,000 lines addressed; $700-$900K in Capital


ALGX Switch Site
ILEC CO#3
20,000 business lines addressable
ILEC CO#1
15,000 business lines addressable
ILEC CO#2
25,000 business lines addressable

Overbuild Last Mile with Fiber

30,000 lines addressed; $6-$7MM in Capital


ALGX Switch Site
Building #30
Building #1
Building #29
Building #2
Building #28
Building #3

allegiancetelecom,inc.

THE NEW WAY FOR BUSINESS TO CONNECT

Allegiance Model: Capital Efficient, Less Capital at Risk (cont'd)

	ILEC CO Strategy	Overbuild Last Mile with Fiber
Startup Capital Required to address Lines	$200-250K	$150-200K
Average # of Lines Addressable	20,000-25,000	500-1,500
Startup Capital/ Addressable Line	$10-$13	$100-$400
Penetration Assumption	4%	25%
Startup Capital/Penetrated Line	$200-$250	$400-$1,600

Allegiance Model: Capital Efficient, Less Capital at Risk (cont'd)

Addressable lines	250	1,250	2,500	5,000	7,500	10,000	12,500	15,000
Lines at 7.5% Penetration	19	94	188	375	563	750	938	1,125
Building size sq ft	100,000	500,000	1,000,000	2,000,000	3,000,000	4,000,000	5,000,000	6,000,000
Cap/Line	$ 9,502	$ 2,041	$ 1,109	$ 642	$ 487	$ 409	$ 363	$ 331
Gross margin per line per month	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39
Months to Payback w/GM$	244	52	28	16	12	10	9	8

Assumes 200 sq ft per employee
Assumes 2:1 oversubscription on the PBX

For a building POP to have the same capex per line and GM$ payback as the CO model; the building would have to be 4 to 6 million sq ft

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

allegiance telecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT™

The Allegiance Difference

May 2, 2001

allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Tony Parella

Executive Vice President

May 2, 2001

The Allegiance Difference

People
Processes
Execution


Lines in Service
1,167,000 lines in service by the end of 2001
2001 Line Growth 92%
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Q1-98
Q2-98
Q3-98
Q4-98
Q1-99
Q2-99
Q3-99
Q4-99
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01 E
Q2-01 E
Q3-01 E
Q4-01 E
Installs
1998 - 47,000
1999 - 194,000
2000 - 366,000
2001 - 560,000
Base
Growth
*Year 2001 numbers are projected

allegiancetelecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Allegiance Difference

Scaling the UNE loop platform in the SME Market



UNE Installation Flow
ILEC
Prospect database
Order Bonding Gateways
ACS
Automatic Cut Sheet
Quality Call
COE
(Order Entry)
TBS
(Voice/Circuit Prov.)
APE
Automatic Provisioning Engine
Install
5E Switch
Allegiance Colocation
Customer

The Allegiance Difference

COE - Consolidated Order Entry

- Consolidated Order Entry (ALGX Proprietary)
  - Eliminate re-keying of account data between sales tracking system and ordering system (TBS) by building shell of order straight out of sales system
  - Move data validation to the front of the order process and single place to check quality

allegiancetelecom, inc.
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The Allegiance Difference

TBS - Telecom Business Solution

- Telecom Business Solution (Metasolv)
  - COE front end has allowed ordering at the "factory" to be reduced to only feature specific detail for the PSR (Product Service Request)
  - TBS controls "provisioning plan" to direct the workflow for order execution
  - Next phase automation from COE will eliminate need to re-key feature specific detail as well (Customer Service Request upload)

The Allegiance Difference

Local Service Request Bonding (LSR) /
Firm Order Commitment Upload (FOC)

- DSET software based gateways between ALGX and ILECs send LSR (Local Service Request) electronically to their front-end system
- Upon FOC transmission back, circuit ID and ILEC order numbers upload back into TBS inventory - as supplied by the ILEC. This eliminates possible error re-keying that could introduce problems day of cut
- LSR bonding in production for Verizon South and Qwest as of April 2001, all Allegiance markets are now bonded except GTE areas

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Allegiance Difference

ACS - Automated Cut Sheet

- Automated Cut Sheet (ALGX proprietary)
  - Electronic presentation to field technicians of orders scheduled to cut over at the individual LSR level (with all required product information)
  - Allows "ready" scheduling of pre-cut testing
  - Reduces number of users required to access TBS for information throughout the day

allegiancetelecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Allegiance Difference

Process Management

- Backlog Management - automated tracking of Work In Progress through key checkpoints of order flow
- ILEC Management - through Q3 of last year, 30% of UNE orders were suspended within inside 72 hours of the scheduled hot cut: Q4, 2000 at less than 3%, Q1, 2001at less than 2%
- Cutover Process - pre and post test procedures have improved the customer experience

The Allegiance Difference

UNE Lines - Days to Install - March 2001


3%
10.3 %
6.4
44.6 %
35.7%
Days to Install
0-15 (14,250 lines)
16-30 (11,400 lines)
31-45 (2,045 lines)
46-60 (963 lines)
>60 (3,288 lines)

Interval between date entered into COE and date install is closed in TBS

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Allegiance Difference

UNE Lines - Days to Install - March 2001


80.3%
of lines
installed in less
than
30 days
Days to Install
0-15 (14,250 lines)
16-30 (11,400 lines)
31-45 (2,045 lines)
46-60 (963 lines)
>60 (3,288 lines)

Interval between date entered into COE and date install is closed in TBS

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Allegiance Difference

OSS - What's Next?

- B.I.F. (Billing Interface) - Automate COE/TBS information directly into billing system
- Trouble Ticket Bonding - Direct trouble ticket management with the ILEC systems through Allegiance trouble platform "Clarify"
- LSR Bonding - GTE portion of Verizon
- CSR Upload - Will eliminate need to key feature information on like-for-like local service orders

The Allegiance Difference

Getting It Done in 2001

	1997	1998	1999	2000	Est. 2001
Markets	0	9	19	27	36
Revenue (millions)	0	$9.8	$99.1	$285	$550
Colocations	0	101	327	636	825 - 851
Sales Headcount	0	295	707	1,333	1,996
Lines Installed (000)	0	48	242	607	1,167

Note: Sales Headcount includes Sales Team Managers, Account Executives and Sales Administrators.

allegiancetelecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Allegiance Difference

Provisioning

- Allegiance's provisioning to SME customers (1 to 24 lines)
  - UNE Loop
  - HDSL2
  - TI

VS

- Resale ILEC Services
  - TSR (Total Service Resale)Voice
  - ADSL data resale
  - Centrex
  - UNE- P

- On switch - high margin / technology independent
- Rationalize cost of goods sold

- Restricted margins / reliance on ILEC technology
- Poor visibility to cost of goods sold

The Allegiance Difference

Colocation strategy vs. Building specific strategy

Allegiance	VS	Competitors
✓ Large Addressable market		⃠ Limited Addressable market
✓ We can serve anyone "Bell" can serve		⃠ Restricted footprint
✓ Capital Efficient		⃠ Capital Intensive

allegiancetelecom,inc.

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The Allegiance Difference

Dallas / Fort Worth - Allegiance Colocation Map


Fort Worth
Dallas
39 Active Colocation
Footprint

The Allegiance Difference

Market Share

- Year end 2001 ALGX anticipates 3.7% of US non-residential access lines within 36 market plan
- Year end 2001 ALGX is estimated to have in excess of 2.1% of US non-residential access lines

2001 Potential Allegiance penetration of 30 MM Access Lines


3.7%

Note: Excludes market for Internet services.

Source: US Census bureau, 1998 Survey of Communications Services

The Allegiance Difference

People

Balance Sheet

Execution

Back Office

Colocation Strategy

Provisioning Methods

The Allegiance Difference

UNE Management Team

Anthony J. Parella
Executive Vice President

Joe D'Amico
National Vice President of Sales

- Field Sales Operations
- National Account Installation
- Agent Sales Orders

Vicky Fowler
National Vice President of Sales Engineering

- Sales Administration
- LEC Relationship
- Trouble Escalations
- COE Entry

Denise Crane
Vice President of Customer Implementation

- Sales Engineers
- Translation
- CI Trouble Management

D.J. Kreft
Vice President Customer Installation

- Order Entry
- Provisioning
- Quality Center

Doreen Best
Vice President of LEC Management

- Field
- UNE
- Suspended

allegiancetelecom,inc.
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allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT℠

Tony Parella

Executive Vice President

Sales and Marketing Overview

May 2, 2001

Sales and Marketing Overview

Marketing - Allegiance Customers

8-24 Lines

- Local Voice Services
- Long Distance/Toll
- Integrated/Dedicated Access
- Colocation & Dedicaterd Hosting
- Shared Hosting, E-mail, E-commerce, Domain Name

1-7 Lines

- Local Voice Services
- Long Distance/Toll
- Voice Mail
- Shared Hosting, E-mail, E-commerce, Domain Name

Sales and Marketing Overview

Marketing

Sales Channels

Joe D'Amico National Vice President Sales	Chris Malinowski Sr. Vice President Strategic Sales	Mark Washburn Sr. Vice President Web Hosting
• Field Sales • National Account Sales	• Broadband	• Hosting.Com

allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT

Field Sales

May 2, 2001

Sales and Marketing Overview

Field Sales May 2001 Market & Team Breakout

Team Breakout

• Sales Manager	1
• Sales Engineer	1
• Sales Administrator	1
• Sales Representatives	8

Market Breakout

- City Vice President -- Responsible for Sales and Staffing
- Data Sales Specialist Support -- Responsible for Data Training and Sales
- Sales Engineers Managers -- Responsible for Order Review, Backlog Management, Installs, Training and Sales Support

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Sales and Marketing Overview

Field Sales

Opportunity	March '00	March '01	Est. Dec '01
• Markets Open	22	29	36
• Teams	70	109	150
• Team Headcount	770	1199	1650

Market Breakout	March '00	March '01	Est. Dec '01
• City Vice President	19	29	36
• Data Sales Specialist	20	29	36
• Sales Engineers Managers	19	29	36
• Team Headcount	770	1199	1650
• Total Feet on the Street	828	1286	1758

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Sales and Marketing Overview

Sales Management Today

Regional Vice Presidents

- 6 Regional Vice Presidents staffed
- 5 Internally promoted

City Management

- 29 City Vice Presidents staffed
- 27 Internally promoted

Sales Managers

- 109 Sales Managers staffed
- 101 Staffed through internal promotion

Internal Promotions

- We do not plan to staff a remaining City or Regional Vice President from outside Allegiance
- Management Candidacy School just completed for 60 future Sales Managers in April 2001

Allegiance Culture

- Promote, coach, teach & motivate

allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT℠

National Accounts

May 2, 2001

Sales and Marketing Overview

National Accounts

National Accounts	March '01
• Feet on the Street	73

Breakout	
• National Account Vice President	1
• National Account Sales Managers	6
• National Account Managers	54
• Service Coordinators	12
• Total Feet on the Street	73

Why Allegiance Telecom

National Accounts

- National Service Coverage
- Single Point of Contact
- Consolidated Billing
- Multi-Location Telecom Management
- Cost Savings

National Account Sales with Retail Margins

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Sales and Marketing Overview

Marketing

Sales Channels

Joe D'Amico National Vice President Sales	Chris Malinowski Sr. Vice President Strategic Sales	Mark Washburn Sr. Vice President Web Hosting
• Field Sales • National Account Sales	• Broadband	• Hosting.Com

allegiancetelecom,inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Chris Malinowski

Senior Vice President, Strategic Sales

May 2, 2001

The Four Principles

- Dial IP is a Product Not a Business
- The Services have to live **IN** the network
- There needs to be a underlying business that is diverse and secure
- The products need to be complimentary in their use of the network

Dial IP Recipe

- Rules of Engagement
  - Interconnection Agreement
- Operating Principles
  - Geography
- Applied Technology
  - Modem/Switching

Rules of Engagement

Interconnection Agreement (Price of Admission)

- Economic Rules
  - Transport Rates
  - Colocation Rates
- Administration Rules
  - POI - Point of Interconnection
  - Number Administration
  - Rate Center Mgmt
  - IMT - Inter-Machine Trunk

Operating Principles

- Geography - sales and marketing
  - Product definition
    - Rate Centers/markets
    - Leverage the network
  - Selling
    - Geographic accuracy over volume
  - Customer Targets (NSP vs. ISP)
    - Minimize Financial Risk
    - Multi Vendor philosophy
    - Streamline the relationship

Value in a Balanced Business Model

Dial IP + Traditional Retail = Maximum ROI



% Network Utilization
80
70
60
50
40
30
20
10
0
Retail
Dial IP
0:00
2:00
4:00
6:00
8:00
10:00
12:00
14:00
16:00
18:00
20:00
22:00
Time of Day

Denver Load Curve

5 Day Average



Network Utilization
Circuits in Use
Total Usage (CCS)
25000
20000
15000
10000
5000
0
0:00
1:30
3:00
4:30
6:00
7:30
9:00
10:30
12:00
13:30
15:00
16:30
18:00
19:30
21:00
22:30

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Dallas Load Curve

5 Day Average


Network Utilization
Circuits in Use
Total Usage (CCS)
100000
90000
80000
70000
60000
50000
40000
30000
20000
10000
0
0:00
1:30
3:00
4:30
6:00
7:30
9:00
10:30
12:00
13:30
15:00
16:30
18:00
19:30
21:00
22:30

Applied Technology

Traditional Voice Switching Infrastructure

- 5E based
- Required for base product line
- Geographically structured (no rate center aggregation)
- Requires balance of end user traffic and dial IP traffic

Current Interconnection Arrangement

Showing Lucent 5ESS® and Nortel® CVX 1800



SS7 Network
STP
SS7 signaling
PSTN
ISUP Trunks
Allegiance
5ESS
Switch
PRI
CVX1800
Data
Router
Data
Network
Originator

Applied Technology

- Modem Evolution - Old Modems
  - Administration - traditionally hard to manage
  - Not Telco Grade - power/redundancy etc.
  - Space and heat problems
  - Industry standards V.34 -V.90
- New Modems
  - Centralized robust administration
  - Telco grade design
  - Significantly more dense efficient
  - Better Manufacture interoperability

RAS Network with SS7 Gateway/PM Utilizing Integrated Customer Management


Dallas
RAS
Policy Manager
New York
RAS
Internet
Los Angeles
RAS
Washington DC
RAS
Internet
Denver
RAS
SS7 Gateway
Atlanta
RAS
Technician
allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Traditional ISP Modem Infrastructure vs. Allegiance High Density Solution

Last Generation

Current Generation

8+ racks of Traditional = 1 rack of High Density



Rack 1
Rack 2
Rack 3
Rack 4
Rack 5
Rack 6
Rack 7
Rack 8
=
Traditional ISP Modem Infrastructure
96 Modems per unit
10 units per rack
960 Total Modems per rack
ALGX High Density Solution
2,688 Modems per unit
3 units per rack
8,064 Total Modems

allegiancetelecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Applied Technology

Soft Switching

- Looks like END office in PSTN
- Speaks SS7
- Allows modem bank to be directly connected to other end offices
- Reduces capital outlay in the network
- Buys back expensive 5E ports for end user product line

Interconnection Arrangement

Showing CVX 1800 SS7 Switching Platform



CVX 1800 SS7 Switching Platform (CSG)
SS7 Network
STP
CSG
SS7
Gateway
SS7 signaling
PSTN
Network Trunks
CVX1800
Data
Router
Data
Network
Originator

Summary

- Dial IP services are a good product for Allegiance
- Dial IP is complimentary to the base product line
- New technologies have contributed and will continue to better the product functionally and economically
- Soft Switching will allow Allegiance to grow Dial IP sales with fewer restrictions

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

allegiancetelecom,inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Dan Yost

President and Chief Operating Officer

Target Market Characteristics

- 8 - 20 Line SME
- Increase demand for dedicated connectivity from traditional "voice customers"
- Increase demand for full service offerings
  - dedicated access
  - email
  - basic web presence

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Allegiance Perfectly Positioned

- Single provider Local, LD, Internet & Hosting
- Local presence with a national backbone
- We own the edge
  - facilities
  - sales
  - provisioning
- Well positioned as data services moves up SME adoption curve

Continued Data Take Rates



Percent of New Line Sales with Data Component
% of New Line Sales
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
13%
29%
34%
40%
Q2 2000
Q3 2000
Q4 2000
Q1 2001

Demand Driven Network Growth

- Rapidly growing customer base
- Increasing take rate of data services
- Increased use of services
- Acquired companies

allegiancetelecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Data Network

Cost management strategy

First Mile: UNE-T1 and HDSL-2

Cross-Town: Dark Fiber and UNE DS-3

Cross-Country: Leased Facilities and Peering


Seattle
Minneapolis
Boston
Detroit
New Jersey
New York
Philadelphia
Chicago
Cleveland
Baltimore
San Francisco
San Jose
Denver
Washington D.C.
St. Louis
Los Angeles
Orange County
Phoenix
San Diego
Atlanta
Dallas
San Antonio
Houston
Tampa
Miami
DS-3
Transit / Peering Exchanges

The IP Backbone

- Transit vs Peering
  - Customer vs. Peering
- "48" peering partners and growing



IP Backbone Traffic (Peering vs. Transit)
Transit
Peering
100%
80%
60%
40%
20%
0%
December
January
February
March
April

The Path to Tier 1 Backbone

- A great time to be buying transport

Long Haul Bandwidth Market

Los Angeles to New York OC-3
Monthly Recurring--Ask Price



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Dollars per month
Spot Market
(Short term, immediate delivery)
Historic Reference:
1993: $483,251.83 / month
1995: $265,048.56 / month
1998: $146,947.85 / month
(based on three DS-3)
Future Delivery
(1/1/2002 start, 1 year term)
01/31/2001
02/07/2001
02/14/2001
02/21/2001
02/28/2001
03/07/2001
03/14/2001
03/21/2001
03/28/2001
04/04/2001
04/11/2001
Quote Date

source: TFS Bandwidth Interest Sheet

allegiancetelecom, inc.
THE NEW WAY FOR BUSINESS TO CONNECT

The Path to Tier 1 Backbone

- A great time to be buying transport
- Long haul dropping faster than local
  - intra-city becomes big driver
- Cross-Town dark fiber is key element
  - combined local voice and long haul data
  - Peering Partners are cross-town
- No transit costs = Tier 1

Now we own the Core too . . .

Local Fiber schedule



Allegiance Fiber Markets
20
15
10
5
0
Markets
Date
Q2
Q3
Q4
Quarter

allegiancetelecom,inc.
THE NEW WAY FOR BUSINESS TO CONNECT

Allegiance Hosting

- Tier 1 economies of scale
  - no transit costs
- Retail customer base
- Combined voice and data infrastructure

Allegiance Hosting Advantage

allegiance telecom, inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Mark Washburn

Senior Vice President
Hosting Division

Hosting.com

an allegiance telecom, inc. company

[redacted]

Hosting.com Product Family

Shared Web Hosting

Dedicated and Managed Hosting

Colocated Hosting

Hosting.com

Hosting.com Product Family

- Shared Web Hosting
  - Many Web sites hosted on a single server
  - Geared toward small businesses with simple sites
  - Easily bundled with voice and data products
  - Low-cost solution
  - Simple to order online
  - Offer an automated Web Site Manager (WSM)
- Dedicated and Managed Hosting
- Colocated Hosting

Hosting.com

Hosting.com Product Family

- Shared Web Hosting
- <u>Dedicated and Managed Hosting</u>
  - Provide fully-managed hosting solution for mission critical sites
  - Manage server(s), operating system and software support
  - Offer scalable bandwidth options
  - Provide full suite of Managed Services
    - Firewall
    - Load Balancing
    - Data Storage
    - Tape Backup
- Colocated Hosting

Hosting.com

Hosting.com Product Family

- Shared Web Hosting
- Dedicated and Managed Hosting
- Colocated Hosting
  - Host customer-owned servers in our Internet Data Centers (IDCs)
  - Lease cabinets and cages
  - Offer scalable bandwidth options
  - Monitor power and uptime 24/7

Hosting.com

Internet Infrastructure

- Internet Data Centers (IDCs)
  - Acquired ISPs' Internet Data Centers (6)
  - Allegiance Telecom's Switch Facilities (27)
- National Network







Hosting.com

National Internet Data Centers (IDC)


Boston
Chicago
Los Angeles
San Dieg
Dallas
Austin

Hosting.com

National IDC and Colocation Infrastructure


IDCs
Colocation Facilities

Hosting.com

Hosting.com's Focused Strategy

1. Execute a phased integration of acquired hosting companies

2. Create a data factory

3. Leverage Allegiance Telecom in every way possible

Key Benefits of Hosting.com Strategy

Creates cross-marketing and cross-selling opportunities

Provides Allegiance Telecom with solid data play

Hosting.com
an allegiance telecom, inc. company

Allows Hosting.com management and engineering talent to really focus

Leverages Allegiance's proven factory model

Hosting.com

Cross-Marketing and Cross-Selling Opportunity


Potential Incremental
Monthly Recurring Revenue (MRR)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Shared Hosting
Colocated Hosting
Dedicated Hosting and Managed Services
Managed Services MRR= $1,800
Dedicated Hosting MRR= $1,600
Colocated Hosting MRR= $1,900
Shared Hosting MRR= $60

Hosting.com

Sales and Distribution Channels



Voice Services and Integrated Access
allegiancetelecom,inc.
Shared Hosting and Dedicated Access
Dedicated Hosting and Colocated Hosting
Hosting.com

U.S. Market Hosting Opportunity

Web Hosting Services Revenue



Billions
$25
$20
$15
$10
$5
$0

1999	2000	2001	2002	2003	2004
$1.9	$3.9	$7.0	$11.9	$17.8	$24.8

CAGR 1999-2004 = 67.1%

FY '04 Forecast for Web Hosting Server Revenue ($B)



$4.2
$4.0
$16.6
Share
Dedicat
Colocated

Source: International Data Corp., 2000

Hosting.com

Hosting.com Target Market Segment

Business Size	Percentage of Total Revenue 1999	Percentage of Total Revenue 2004
Small (<100 employees)	**53.6%**	**61.7%**
Medium and Large (>100 employees)	46.5%	38.3%
Total ($M) =	$1,903.6	$24,801.0

◆ Source: International Data Corp., 2000

Hosting.com

Differentiated Competitive Position

Provider	Full Hosting Product Line	SME Focused	Network Backbone	National IDC Footprint	Fully Funded	Voice & Data Solution
Hosting.com	★	★	★	★	★	★
TM	★	★				
Data Return™			★	★	★	★
Worldcom/Digex	★	★			★	
TM			★	★	★	
HostPro/Interland TM		★				
Exodus™	★	★	★	★	★	
Navisite™	★	★	★	★	★	★
Verio/NTT™		★	★			

XO™

Globix™

Hosting.com

Why Hosting.com Will Succeed

- Internet experience and expertise
- A full-suite of products for our target market
- Our own Internet infrastructure
- A focused strategy
- A proven factory model
- Complementary target customers, products, and infrastructure with Allegiance Telecom
- Fully funded

Hosting.com

allegiancetelecom,inc.

THE NEW WAY FOR BUSINESS TO CONNECT™

Mark Washburn

Senior Vice President
Hosting Division